3rd Quarter Earnings Highlights October 24, 2018 1

Forward-Looking Statement This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, the company’s past results of operations do not necessarily indicate its anticipated future results. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. 2

Additional Information Communications in this press release do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy vote or approval. The proposed merger will be submitted to MBT Financial Corporation shareholders for their consideration. In connection with the proposed merger, it is expected that MBT Financial Corporation will provide its shareholders with a Proxy Statement, as well as other relevant documents concerning the proposed transaction. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER WHEN IT BECOMES AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS CONCERNING THE PROPOSED TRANSACTION, TOGETHER WITH ALL AMENDMENTS OR SUPPPLEMENTS TO THOSE DOCUMENTS, AS THEY WILL CONTAIN IMPORTANT INFORMATION. MBT Financial Corporation and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of MBT Financial Corporation in connection with the proposed merger. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement regarding the proposed merger when it becomes available. 3

3rd Quarter 2018 Highlights  $41.1 Million of Net Income, a 68.8% Increase over 3Q2017  Earnings Per Share of $.83, a 66.0% Increase over 3Q2017  Total Assets of $9.8 Billion Grew Organically by 8.2% over 3Q2017  1.69% ROAA; 12.10% ROAE  49.25% Efficiency Ratio  Definitive Agreement Announced October 10, 2018 with MBT Financial Corporation 4

Mark K. Hardwick EXECUTIVE VICE PRESIDENT CHIEF FINANCIAL OFFICER AND CHIEF OPERATING OFFICER 5

Total Assets ($ in Millions) 2016 2017 Q1-’18 Q2-’18 Q3-’18 1. Investments $1,305 $1,561 $1,544 $1,620 $1,625 2. Loans 5,143 6,758 6,906 7,083 7,091 3. Allowance (66) (75) (76) (78) (78) 4. Goodwill & Intangibles 259 477 475 473 471 5. BOLI 202 224 222 223 224 6. Other 369 422 402 414 454 7. Total Assets $7,212 $9,367 $9,473 $9,735 $9,787 Annualized Asset Growth 29.9% 6.0% 1 1 Annualized from December 31, 2017 6

Loan and Yield Detail (as of 9/30/2018) QTD Yield = 5.25% Agricultural YTD Yield = 5.08% Commercial Construction Land & Agricultural Land Public Total Loans = $7.1 Billion Real Estate Land Development Production 3.4% Finance/Other Non-Owner 1.2% 9.4% Commercial Occupied 5.6% Variable = $4.8 Billion 24.8% Fixed = $2.3 Billion Residential Mortgage 13.7% Home Equity 7.3% LIBOR 35% Other Prime Consumer 20% 1.4% Commercial Real Estate Owner-Occupied 9.9% Commercial & Industrial 23.3% Fixed 32% Other Variable 13% 7

Investment Portfolio (as of 9/30/2018) Mortgage-Backed Securities Tax-Exempt 24% Municipals 48%  $1.6 Billion Portfolio  Modified duration of 5.9 years  Tax equivalent yield of 3.48%  Net unrealized loss of $34.6 Million Collateralized Mortgage Obligations Corporate 24% Obligations U. S. Agencies 2% 2% 8

Total Liabilities and Capital ($ in Millions) 2016 2017 Q1-’18 Q2-’18 Q3-’18 1. Customer Non-Maturity Deposits $4,428 $5,741 $5,850 $6,033 $6,084 2. Customer Time Deposits 747 1,051 1,137 1,158 1,227 3. Brokered Deposits 381 381 341 313 322 4. Borrowings 572 701 644 706 600 5. Other Liabilities 60 57 55 52 60 6. Hybrid Capital 122 133 133 133 133 7. Common Equity 902 1,303 1,313 1,340 1,361 8. Total Liabilities and Capital $7,212 $9,367 $9,473 $9,735 $9,787 9

Deposit Detail (as of 9/30/2018) QTD Cost = .90% YTD Cost = .79% Total = $7.6 Billion Certificates & Certificates & Time Deposits of Time Deposits of >$100,000 <$100,000 Savings 8% 8% Deposits Brokered 29% Deposits 4% Demand Deposits 51% 10

Capital Ratios Total Risk-Based Capital Ratio (Target = 12.50%) Common Equity Tier 1 Capital Ratio (Target = 10.00%) 16.00% Tangible Common Equity Ratio (TCE) (Target = 9.00%) 15.00% 14.18% 14.21% 14.24% 14.25% 14.01% 13.81% 14.00% 13.76% 13.69% 13.69% 13.00% 12.00% 11.64% 11.10% 11.16% 11.11% 11.03% 11.21% 11.05% 11.00% 11.04% 11.00% 10.00% 9.48% 9.50% 9.68% 9.55% 9.24% 9.39% 9.30% 9.32% 9.36% 9.00% 8.00% 7.00% 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 11

Net Interest Margin Q3 - '16 Q4 - '16 Q1 - '17 Q2 - '17 Q3 - '17 Q4 - '17 Q1 - '18 Q2 - '18 Q3 - '18 Net Interest Income - FTE ($millions) $ 61.1 $ 62.1 $ 64.9 $ 67.2 $ 78.9 $ 83.5 $ 82.5 $ 87.2 $ 89.2 Fair Value Accretion $ 3.8 $ 2.9 $ 4.3 $ 2.3 $ 3.2 $ 4.1 $ 3.2 $ 3.8 $ 3.2 1 2 3 Tax Equivalent Yield on Earning Assets 4.37% 4.32% 4.42% 4.44% 4.56% 4.67% 4.57% 4.74% 4.88% Interest Expense/Average Earning Assets 0.43% 0.42% 0.44% 0.49% 0.53% 0.57% 0.65% 0.75% 0.83% Net Interest Margin 3.94% 3.90% 3.98% 3.95% 4.03% 4.10% 3.92% 3.99% 4.05% Fair Value Accretion Effect 0.24% 0.18% 0.26% 0.14% 0.17% 0.20% 0.15% 0.18% 0.15% $92 3 4.20% 4.10% 2 4.05% $88 4.03% 3.99% 3.98% 3.95% 1 $84 3.94% 3.90% 3.92% 4.00% $80 3.80% $76 $72 3.60% $68 $64 3.40% $60 3.20% $56 $52 3.00% Q3 - '16 Q4 - '16 Q1 - '17 Q2 - '17 Q3 - '17 Q4 - '17 Q1 - '18 Q2 - '18 Q3 - '18 Net Interest Income - FTE ($millions) Net Interest Margin 1 Reflects 13 bps impact of Tax Cuts and Jobs Act 2 Reflects 12 bps impact of Tax Cuts and Jobs Act 3 Reflects 13 bps impact of Tax Cuts and Jobs Act 12

Non-Interest Income ($ in Millions) 2016 2017 Q1-’18 Q2-’18 Q3-’18 1. Service Charges on Deposit Accounts $17.8 $ 18.7 $ 4.8 $ 5.0 $ 5.6 2. Wealth Management Fees 12.6 14.7 3.8 3.6 3.7 3. Card Payment Fees 15.0 16.1 4.6 4.5 4.6 4. Cash Surrender Value of Life Ins 4.3 6.6 1.2 1.0 1.0 5. Gains on Sales of Mortgage Loans 7.1 7.6 1.8 1.6 1.8 6. Gains on Sales of Securities 3.4 2.6 1.6 1.1 1.3 7. Other 5.0 4.7 1.8 1.4 1.5 8. Total Non-Interest Income $65.2 $71.0 $19.6 $18.2 $19.5 13

Non-Interest Expense ($ in Millions) 2016 2017 Q1-’18 Q2-’18 Q3-’18 1. Salary & Benefits $102.6 $119.8 $ 32.2 $ 32.2 $32.9 2. Premises & Equipment 29.5 30.1 8.4 7.9 8.1 3. Intangible Asset Amortization 3.9 5.6 1.7 1.7 1.7 4. Professional & Other Outside Services 6.5 12.8 1.5 1.8 1.8 5. OREO/Credit-Related Expense 2.9 1.9 0.4 0.4 0.5 6. FDIC Expense 3.0 2.6 0.7 0.7 0.9 7. Outside Data Processing 9.2 12.2 3.0 3.4 3.4 8. Marketing 3.0 3.7 0.9 1.5 1.2 9. Other 16.7 16.9 4.9 3.9 4.5 10. Total Non-Interest Expense $177.3 $ 205.6 1 $ 53.7 $ 53.5 $55.0 1 2017 includes acquisition-related expenses of $12.2 million 14

Earnings ($ in Millions) 2016 2017 Q1-’18 Q2-’18 Q3-’18 1. Net Interest Income $226.5 $ 277.3 $ 79.9 $ 84.6 $86.5 2. Provision for Loan Losses (5.7) (9.1) (2.5) (1.7) (1.4) 3. Net Interest Income after Provision 220.8 268.2 77.4 82.9 85.1 4. Non-Interest Income 65.2 71.0 19.6 18.2 19.5 5. Non-Interest Expense (177.3) (205.6) (53.7) (53.5) (55.0) 6. Income before Income Taxes 108.7 133.6 43.3 47.6 49.6 7. Income Tax Expense (27.6) (37.5)1 (6.6) (8.0) (8.5) 8. Net Income Avail. for Distribution $ 81.1 $ 96.1 $ 36.7 $ 39.6 $ 41.1 9. EPS $ 1.98 $ 2.122 $ 0.74 $ 0.80 $ 0.83 10. Efficiency Ratio 56.51% 54.56% 51.33% 49.32% 49.25% 1 2017 includes $5.1 million of additional tax expense due to revaluing deferred taxes as a result of the Tax Cuts and Jobs Act 2 Acquisition-related expenses, the impact of tax reform, and pension settlement accounting reduced EPS by $0.30 for 2017 15

Per Share Results 2017 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .56 $ .57 $ .50 $ .49 $ 2.12 2. Dividends $ .15 $ .18 $ .18 $ .18 $ .69 3. Tangible Book Value $16.49 $16.97 $16.62 $16.96 2018 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .74 $ .80 $ .83 – $ 2.37 2. Dividends $ .18 $ .22 $ .22 – $ .62 3. Tangible Book Value $17.14 $17.71 $18.16 – 16

Dividends and Tangible Book Value Quarterly Dividends Tangible Book Value .22 0.22 $18.16 0.20 $16.96 .18 $15.85 0.18 $14.68 0.16 .15 $13.65 .14 $12.17 0.14 $10.95 .11 0.12 $9.21 $9.64 0.10 .08 0.08 0.06 .05 0.04 .03 0.02 .01 0.00 1.96% Forward Dividend Yield Compound Annual Growth Rate of 9.16% Equals 26.2% Dividend Payout Ratio 17

John J. Martin EXECUTIVE VICE PRESIDENT AND CHIEF CREDIT OFFICER 18

Loan Portfolio Trends Change ($ in Millions) Linked Quarter 2016 2017 Q1-'18 Q2-'18 Q3-'18 $ % 1. Commercial & Industrial $ 1,195 $ 1,494 $ 1,554 $ 1,658 $ 1,656 $ (2) (0.1%) Commitments: 2. Construction, Land and 3Q ‘18 $1.200 B Land Development 419 612 590 715 669 (46) (6.4%) 2Q ‘18 $1.244 B 1Q ‘18 $1.151 B 3. CRE Non-Owner Occupied 1,272 1,618 1,760 1,700 1,761 61 3.6% 4Q ‘17 $1.253 B 4. CRE Owner Occupied 531 700 709 714 700 (14) (2.0%) 5. Agricultural Production 80 122 98 89 88 (1) (1.1%) 6. Agricultural Land 149 244 245 239 239 0 0.0% 7. Public Finance/Other Commercial 258 397 398 389 394 5 1.3% 8. Total Commercial 3,904 5,187 5,354 5,504 5,507 3 0.1% 9. Residential Mortgage 742 970 953 968 968 0 0.0% 10. Home Equity 419 514 511 519 517 (2) (0.4%) 11. Other Consumer 78 87 88 92 99 7 7.6% 12. Total Resi. and Consumer 1,239 1,571 1,552 1,579 1,584 5 0.3% 13. Total Loans $ 5,143 $ 6,758 $ 6,906 $ 7,083 $ 7,091 $ 8 0.1% 14. Construction Concentration1 52% 60% 57% 67% 62% 15. Investment RE Concentration1 211% 219% 226% 227% 224% 1As a % of Risk Based Capital 19

Asset Quality Summary Change ($ in Millions) Linked Quarter 2016 186.1 2017 Q1-'18 Q2-'18 Q3-'18 $ % 1. Non-Accrual Loans $ 30.0 $ 28.7 $ 27.5 $ 20.1 $ 20.4 $ 0.3 2. Other Real Estate 9.0 10.4 9.7 9.1 8.9 (0.2) 3. Renegotiated Loans 4.7 1.0 0.6 0.5 0.9 0.4 4. 90+ Days Delinquent Loans 0.1 0.9 0.7 0.2 0.1 (0.1) 5. Total NPAs & 90+ Days Delinquent $ 43.8 $ 41.0 $ 38.5 $ 29.9 $ 30.3 $ 0.4 1.3% 6. Total NPAs & 90+ Days/Loans & ORE 0.9% 0.6% 0.6% 0.4% 0.4% 7. Classified Assets $ 174.1 $ 153.1 $ 178.4 $ 166.3 $ 174.2 $ 7.9 4.8% 8. Specific Reserves $ 0.9 $ 1.6 $ 1.3 $ 0.5 $ 0.4 $ (0.1) 20

Non-Performing Asset Reconciliation ($ in Millions) Q4-'17 Q1-'18 Q2-'18 Q3-'18 1. Beginning Balance NPAs & 90+ Days Delinquent $ 45.2 $ 41.0 $ 38.5 $ 29.9 Non-Accrual 2. Add: New Non-Accruals 4.9 4.8 2.7 4.6 3. Less: To Accrual/Payoff/Renegotiated (7.3) (4.1) (6.3) (2.5) 4. Less: To OREO (0.2) (0.1) (0.1) (0.1) 5. Less: Charge-offs (1.0) (1.8) (3.7) (1.7) 6. Increase / (Decrease): Non-Accrual Loans (3.6) (1.2) (7.4) 0.3 Other Real Estate Owned (ORE) 7. Add: New ORE Properties 0.2 0.1 0.1 0.1 8. Less: ORE Sold (1.5) (0.7) (0.5) (0.2) 9. Less: ORE Losses (write-downs) (0.2) (0.1) (0.2) (0.1) 10. Increase / (Decrease): ORE (1.5) (0.7) (0.6) (0.2) 11. Increase / (Decrease): 90+ Days Delinquent 0.5 (0.2) (0.5) (0.1) 12. Increase / (Decrease): Renegotiated Loans 0.4 (0.4) (0.1) 0.4 13. Total NPAs & 90+ Days Delinquent Change (4.2) (2.5) (8.6) 0.4 14. Ending Balance NPAs & 90+ Days Delinquent $ 41.0 $ 38.5 $ 29.9 $ 30.3 21

ALLL and Fair Value Summary ($ in Millions) Q4-'17 Q1-'18 Q2-'18 Q3-'18 1. Beginning Allowance for Loan Losses (ALLL) $ 73.4 $ 75.0 $ 76.4 $ 77.5 2. Net Charge-offs (Recoveries) 0.2 1.1 0.6 0.5 3. Provision Expense 1.8 2.5 1.7 1.4 4. Ending Allowance for Loan Losses (ALLL) $ 75.0 $ 76.4 $ 77.5 $ 78.4 5. ALLL/Non-Accrual Loans 261.2% 277.9% 385.0% 383.9% 6. ALLL/Non-Purchased Loans 1.36% 1.32% 1.28% 1.28% 7. ALLL/Loans 1.11% 1.11% 1.09% 1.11% 8. Fair Value Adjustment (FVA) $ 46.3 $ 43.1 $ 37.2 $ 33.9 9. Total ALLL plus FVA 121.3 119.5 114.7 112.3 10. Purchased Loans plus FVA 1,304.7 1,179.8 1,059.1 979.2 11. FVA/Purchased Loans plus FVA 3.55% 3.65% 3.51% 3.46% 22

Portfolio Summary  Loan portfolio remained at $7.1 Billion with an increase in CRE of $61 Million offset by a decline in construction loans of $46 Million and owner occupied real estate loans of $14 Million.  Total NPAs & 90+ Days remained low at 0.4% of Loans and ORE.  Classified Assets increased $7.9 Million to $174.2 Million.  Quarterly Net charge-offs were $0.5 Million, or 3 bps annualized with provision expense of $1.4 Million.  ALLL to Total Loans of 1.11% and 1.28% to Non-Purchased Loans. Allowance coverage to Non-Accruals Loans at 384%. 23

Michael C. Rechin PRESIDENT AND CHIEF EXECUTIVE OFFICER 24

A Leading Midwest Banking Franchise Crossing $10 Billion with Strategic Entry into Michigan Pro Forma Highlights1 Ticker: FRME Headquarters: Muncie, IN Founded: 1893 Banking Centers: 134 Assets: $11.1 Billion Loans: $7.8 Billion Deposits: $8.7 Billion Current First Merchants Locations MBTF Locations 1Balance sheet figures as of 6/30/18 and do not include any merger related adjustments 25

Overview of MBT Financial Corporation Company Highlights Geographic FootprintFarmington Hills . Northville Headquartered in Monroe, Michigan Plymouth Redford Highland Park Livonia 75 . Westland Founded in 1858 Dearborn Ann Arbor 275 Allen Park . 94 Southgate Operates 20 Banking Centers 75 MICHIGAN Trenton . Flat Rock Balance Sheet as of June 30, 2018 Milan Rockwood • Assets: $1.3 Billion MICHIGAN Dundee • Loans: $741 Million 496 Monroe • Deposits: $1.1 Billion (89% non-maturity) Blissfield 75 94 Temperance • Loans / Deposits: 65% • 9.10% TCE/TA Deposit Market Share by County • 0.91% NPAs/Assets Market Deposits Mkt. Share % of . Income Statement for the quarter ending June 30, 2018 County Rank Branches ($000) (%) Franchise • ROAA: 1.51% / ROATCE: 16.59% Monroe, MI 1 15* $998,139 50.1% 86.9% • Efficiency Ratio: 61.8% Wayne, MI 14 6 $150,913 0.3% 13.1% • Net Interest Margin: 3.63% Source: S&P Global Market Intelligence and FDIC Summary of Deposits as of June 30, 2018. • Cost of Interest Bearing Deposits: 0.18% *Includes one non-banking center 26

FMC Strategy and Tactics Overview Looking Forward . . .  Manage market presence and our core banking business. Continue organic growth protocol.  Optimize our retail and commercial deposit strategy… products and pricing.  Build out of specialty finance businesses in sponsor finance, public finance, asset-based lending, and loan syndications.  Finalize planning to cross $10 Billion with the acquisition of MBT Financial Corporation.  Design integration schedule and marketing plan for Michigan entry. “Responsive, Knowledgeable, High-Performing” 27

Contact Information First Merchants Corporation common stock is traded on the NASDAQ Global Select Market under the symbol FRME. Additional information can be found at www.FIRSTMERCHANTS.COM Investor inquiries: Nicole M. Weaver Investor Relations Telephone: 765.521.7619 nweaver@firstmerchants.com 28

Appendix 29

First Merchants Corporation

Appendix – Non-GAAP Reconciliation

CAPITAL RATIOS (dollars in thousands):

	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	3Q18
Total Risk-Based Capital Ratio									
Total Stockholders' Equity (GAAP)	900,865	901,657	929,470	1,035,116	1,283,120	1,303,463	1,313,073	1,340,328	1,361,426
Adjust for Accumulated Other Comprehensive (Income) Loss	(3,924)	13,581	3,722	(1,384)	6,358	3,534	21,725	24,868	35,409
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Add: Qualifying Capital Securities	55,355	55,415	55,474	55,534	65,864	65,919	65,975	66,030	66,086
Less: Tier 1 Capital Deductions	(1,440)	(376)	(80)	(166)	-	-	-	-	-
Less: Disallowed Goodwill and Intangible Assets	(249,541)	(249,104)	(250,493)	(300,307)	(462,080)	(464,066)	(467,518)	(466,063)	(464,658)
Less: Disallowed Deferred Tax Assets	(2,161)	(564)	(320)	(665)	-	-	(2,594)	(2,104)	(1,111)
Total Tier 1 Capital (Regulatory)	$ 699,029	$ 720,484	$ 737,648	$ 788,003	$ 893,137	$ 908,725	$ 930,536	$ 962,934	$ 997,027
Qualifying Subordinated Debentures	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000
Allowance for Loan Losses includible in Tier 2 Capital	63,456	66,037	68,225	70,471	73,354	75,032	76,420	77,543	78,406
Total Risk-Based Capital (Regulatory)	$ 827,485	$ 851,521	$ 870,873	$ 923,474	$ 1,031,491	$ 1,048,757	$ 1,071,956	$ 1,105,477	$ 1,140,433
Net Risk-Weighted Assets (Regulatory)	$ 5,836,806	$ 5,993,381	$ 6,114,112	$ 6,592,710	$ 7,497,321	$ 7,660,604	$ 7,831,727	$ 8,002,666	$ 8,001,191
Total Risk-Based Capital Ratio (Regulatory)	**14.18%**	**14.21%**	**14.24%**	**14.01%**	**13.76%**	**13.69%**	**13.69%**	**13.81%**	**14.25%**
Common Equity Tier 1 Capital Ratio									
Total Tier 1 Capital (Regulatory)	$ 699,029	$ 720,484	$ 737,648	$ 788,003	$ 893,137	$ 908,725	$ 930,536	$ 962,934	$ 997,027
Less: Qualified Capital Securities	(55,355)	(55,415)	(55,474)	(55,534)	(65,864)	(65,919)	(65,975)	(66,030)	(66,086)
Add: Additional Tier 1 Capital Deductions	1,440	376	80	166	-	-	-	-	-
Common Equity Tier 1 Capital (Regulatory)	$ 645,114	$ 665,445	$ 682,254	$ 732,635	$ 827,273	$ 842,806	$ 864,561	$ 896,904	$ 930,941
Net Risk-Weighted Assets (Regulatory)	$ 5,836,806	$ 5,993,381	$ 6,114,112	$ 6,592,710	$ 7,497,321	$ 7,660,604	$ 7,831,727	$ 8,002,666	$ 8,001,191
Common Equity Tier 1 Capital Ratio (Regulatory)	**11.05%**	**11.10%**	**11.16%**	**11.11%**	**11.03%**	**11.00%**	**11.04%**	**11.21%**	**11.64%**

[1] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

FIRST MERCHANTS CORPORATION
200 E. Jackson St., P.O. Box 792, Muncie, IN 47305 | 765.747.1500
30

First Merchants Corporation

Appendix – Non-GAAP Reconciliation

TANGIBLE COMMON EQUITY RATIO (dollars in thousands):

	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	3Q18
Total Stockholders' Equity (GAAP)	$ 900,865	$ 901,657	$ 929,470	$ 1,035,116	$ 1,283,120	$ 1,303,463	$ 1,313,073	$ 1,340,328	$ 1,361,426
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(259,844)	(258,866)	(257,963)	(309,686)	(478,558)	(476,503)	(474,777)	(473,059)	(471,409)
Tangible Common Equity (non-GAAP)	$ 640,896	$ 642,666	$ 671,382	$ 725,305	$ 804,437	$ 826,835	$ 838,171	$ 867,144	$ 889,892
Total Assets (GAAP)	$ 7,022,352	$ 7,211,611	$ 7,326,193	$ 7,805,029	$ 9,049,403	$ 9,367,478	$ 9,472,796	$ 9,734,715	$ 9,787,282
Less: Intangible Assets	(259,844)	(258,866)	(257,963)	(309,686)	(478,558)	(476,503)	(474,777)	(473,059)	(471,409)
Tangible Assets (non-GAAP)	$ 6,762,508	$ 6,952,745	$ 7,068,230	$ 7,495,343	$ 8,570,845	$ 8,890,975	$ 8,998,019	$ 9,261,656	$ 9,315,873
Tangible Common Equity Ratio (non-GAAP)	**9.48%**	**9.24%**	**9.50%**	**9.68%**	**9.39%**	**9.30%**	**9.32%**	**9.36%**	**9.55%**

TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands):

	4Q10	4Q11	4Q12	4Q13	4Q14	4Q15	4Q16	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	3Q18
Total Stockholders' Equity (GAAP)	$ 454,408	$ 514,467	$ 552,236	$ 634,923	$ 726,827	$ 850,509	$ 901,657	$ 929,470	$ 1,035,116	$ 1,283,120	$ 1,303,463	$ 1,313,073	$ 1,340,328	$ 1,361,426
Less: Preferred Stock	(67,880)	(90,783)	(90,908)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(154,019)	(150,471)	(149,529)	(202,767)	(218,755)	(259,764)	(258,866)	(257,963)	(309,686)	(478,558)	(476,503)	(474,777)	(473,059)	(471,409)
Tax Benefit	2,907	2,224	2,249	4,973	6,085	6,278	5,930	5,659	6,941	12,510	6,788	6,043	5,690	5,351
Tangible Common Equity, Net of Tax (non-GAAP	$ 235,416	$ 275,437	$ 314,048	$ 437,004	$ 514,032	$ 596,898	$ 648,596	$ 677,041	$ 732,246	$ 816,947	$ 833,623	$ 844,214	$ 872,834	$ 895,243
Shares Outstanding	25,574,251	28,559,707	28,692,616	35,921,761	37,669,948	40,664,258	40,912,697	41,047,543	43,153,509	49,140,594	49,158,238	49,243,096	49,280,188	49,304,542
Tangible Common Equity per Share (non-GAAP)	**$ 9.21**	**$ 9.64**	**$ 10.95**	**$ 12.17**	**$ 13.65**	**$ 14.68**	**$ 15.85**	**$ 16.49**	**$ 16.97**	**$ 16.62**	**$ 16.96**	**$ 17.14**	**$ 17.71**	**$ 18.16**

FIRST MERCHANTS CORPORATION
200 E. Jackson St., P.O. Box 792, Muncie, IN 47305 | 765.747.1500
31

First Merchants Corporation

Appendix – Non-GAAP Reconciliation

EFFICIENCY RATIO (dollars in thousands):

	2016	2017	1Q18	2Q18	3Q18
Non Interest Expense (GAAP)	$ 177,359	$ 205,556	$ 53,687	$ 53,504	$ 55,022
Less: Intangible Asset Amortization	(3,910)	(5,647)	(1,726)	(1,718)	(1,650)
Less: OREO and Foreclosure Expenses	(2,877)	(1,903)	(402)	(362)	(455)
Adjusted Non Interest Expense (non-GAAP)	170,572	198,006	51,559	51,424	52,917
Net Interest Income (GAAP)	226,473	277,284	79,916	84,571	86,486
Plus: Fully Taxable Equivalent Adjustment	13,541	17,270	2,584	2,625	2,726
Net Interest Income on a Fully Taxable Equivalent Basis (non-GA	240,014	294,554	82,500	87,196	89,212
Non Interest Income (GAAP)	65,203	71,009	19,561	18,191	19,527
Less: Investment Securities Gains (Losses)	(3,389)	(2,631)	(1,609)	(1,122)	(1,285)
Adjusted Non Interest Income (non-GAAP)	61,814	68,378	17,952	17,069	18,242
Adjusted Revenue (non-GAAP)	301,828	362,932	100,452	104,265	107,454
Efficiency Ratio (non-GAAP)	**56.51%**	**54.56%**	**51.33%**	**49.32%**	**49.25%**

FORWARD DIVIDEND YIELD

	3Q18
Most recent quarter's dividend per share	$ 0.22
Most recent quarter's dividend per share - Annualized	$ 0.88
Stock Price at 9/30/18	$ 44.99
Forward Dividend Yield	**1.96%**

DIVIDEND PAYOUT RATIO

	2018 YTD
Dividends per share	$ 0.62
Earnings Per Share	$ 2.37
Dividend Payout Ratio	**26.2%**

FIRST MERCHANTS CORPORATION
200 E. Jackson St., P.O. Box 792, Muncie, IN 47305 | 765.747.1500
32

First Merchants Corporation

Appendix – Non-GAAP Reconciliation

CONSTRUCTION AND INVESTMENT REAL ESTATE CONCENTRATIONS (dollars in thousands):

	2016	2017	1Q18	2Q18	3Q18
Total Risk-Based Capital (Subsidiary Bank Only)					
Total Stockholders' Equity (GAAP)	$ 973,641	$ 1,404,303	$ 1,414,109	$ 1,432,722	$ 1,436,173
Adjust for Accumulated Other Comprehensive (Income) Loss [1]	9,701	763	19,231	22,589	33,302
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)
Less: Tier 1 Capital Deductions	-	-	-	-	-
Less: Disallowed Goodwill and Intangible Assets	(248,656)	(463,618)	(467,070)	(465,616)	(464,210)
Less: Disallowed Deferred Tax Assets	-	-	(2,234)	(1,862)	(965)
Total Tier 1 Capital (Regulatory)	734,561	941,323	963,911	987,708	1,004,175
Allowance for Loan Losses includible in Tier 2 Capital	66,037	75,032	76,420	77,543	78,406
Total Risk-Based Capital (Regulatory)	$ 800,598	$ 1,016,355	$ 1,040,331	$ 1,065,251	$ 1,082,581
Construction, Land and Land Development Loans	$ 418,703	$ 612,219	$ 590,093	$ 714,866	$ 668,608
Concentration as a % of the Bank's Risk-Based Capital	**52%**	**60%**	**57%**	**67%**	**62%**
Construction, Land and Land Development Loans	$ 418,703	$ 612,219	$ 590,093	$ 714,866	$ 668,608
Investment Real Estate Loans	1,272,415	1,617,943	1,760,226	1,699,962	1,760,714
Total Construction and Investment RE Loans	$ 1,691,118	$ 2,230,162	$ 2,350,319	$ 2,414,828	$ 2,429,322
Concentration as a % of the Bank's Risk-Based Capital	**211%**	**219%**	**226%**	**227%**	**224%**

[1] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

ALLOWANCE AS A PERCENTAGE OF NON-PURCHASED LOANS (dollars in thousands):

	4Q17	1Q18	2Q18	3Q18
Loans Held for Sale (GAAP)	$ 7,216	$ 4,469	$ 2,046	$ 3,022
Loans (GAAP)	6,751,199	6,901,696	7,081,059	7,088,071
Total Loans	6,758,415	6,906,165	7,083,105	7,091,093
Less: Purchased Loans	(1,258,386)	(1,136,711)	(1,022,160)	(945,330)
Non-Purchased Loans (non-GAAP)	$ 5,500,029	$ 5,769,454	$ 6,060,945	$ 6,145,763
Allowance for Loan Losses (GAAP)	$ 75,032	$ 76,420	$ 77,543	$ 78,406
Fair Value Adjustment (FVA) (GAAP)	46,304	43,121	37,221	33,905
Allowance plus FVA (non-GAAP)	$ 121,336	$ 119,541	$ 114,764	$ 112,311
Purchased Loans (GAAP)	$ 1,258,386	$ 1,136,711	$ 1,022,160	$ 945,330
Fair Value Adjustment (FVA) (GAAP)	46,304	43,121	37,221	33,905
Purchased Loans plus FVA (non-GAAP)	$ 1,304,690	$ 1,179,832	$ 1,059,381	$ 979,235
Allowance as a Percentage of Non-Purchased Loans (non-GAAP)	**1.36%**	**1.32%**	**1.28%**	**1.28%**
FVA as a Percentage of Purchased Loans plus FVA (non-GAAP)	**3.55%**	**3.65%**	**3.51%**	**3.46%**

FIRST MERCHANTS CORPORATION
200 E. Jackson St., P.O. Box 792, Muncie, IN 47305 | 765.747.1500
33